Fees Summary	Nov. 20, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 216,189,005.45
Previously Paid Amount	0
Total Fee Amount	33,098.54
Total Offset Amount	0
Net Fee	$ 33,098.54